Cambria ETF Trust

All Funds

Supplement dated December 23, 2021

to each currently effective Statement of Additional Information (“SAI”), as may be amended or supplemented

The following information supplements and should be read in conjunction with each SAI.

The Board of Trustees of Cambria ETF Trust (the “Trust”) has appointed Ryan Johanson to serve as Treasurer and Principal Financial Officer of the Trust. Accordingly, effective immediately, the description of the Trust’s prior Principal Financial Officer, as set forth in the Officers table under the “Management of the Funds” section of the SAI, is deleted in its entirety and replaced by the following:

Name and Year of Birth	Position(s) Held with Trust, Term of Office, and Length of Time Served	Principal Occupation During Past 5 Years
Ryan Johanson YOB: 1982	Treasurer and Principal Financial Officer since Dec. 2021; no set term	Fund Controller (since 2016) and Financial Reporting Manager (2012 – 2016), ALPS Fund Services, Inc.

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